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                                                                   EXHIBIT 10.12

                                 AMENDMENT ONE
                                     TO THE
                    SOFTWARE LICENSE AND SERVICES AGREEMENT
                                    BETWEEN
                                RESOURCE PHOENIX
                                      AND
                               ORACLE CORPORATION

This document ("Amendment One") amends the Software License and Services Agreement, dated 11/14, 1997, and all amendments and addenda thereto (the "Agreement"), between Resource Phoenix ("Customer") and Oracle Corporation ("Oracle").

The parties hereby agree to amend the Agreement as follows:

1. In Section 7.5, delete the second sentence of such Section and replace it with the following:

     "Except as set forth in Section 5.1 and except for any damages arising from death, personal injury or loss of tangible personal property caused by Oracle's willful misconduct, Oracle's liability for damages hereunder shall in no event exceed the amount of fees paid by Customer under this Agreement. The term "tangible personal property" shall not include software, data, programs, and software processes."

2. In Section 7.9, after the word "Agreement" in the first sentence of such Section add the words "together with any Order Forms and Attachments and Amendments hereto."

Other than the addition of the changes above, the terms and conditions of the Agreement remain unchanged and in full force and effect.

The Effective Date of this Amendment One is November 14, 1997.

RESOURCE PHOENIX                        ORACLE CORPORATION

By:  /s/ BRYANT TONG                    By: /s/ ANDREA BARCLAY
   ----------------------------            ------------------------------

Name:  Bryant Tong                      Name: Andrea Barclay
     --------------------------              ----------------------------

Title: Senior Vice President            Title: Senior Contract Specialist
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